EXCELERATE ENERGY

Acquisition of Jamaica Downstream LNG and Power Infrastructure Platform

March 27, 2025

Disclaimers

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about Excelerate Energy, Inc. ("Excelerate," and together with its subsidiaries "we," "us," "our" or the "Company") and our industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this presentation, including, without limitation, statements regarding our future results of operations or financial condition, business strategy and plans, expansion plans and strategy, economic conditions, both generally and in particular in the regions in which we operate or plan to operate, objectives of management for future operations, expected benefits of the pending acquisition, including its effects on our average contract life, take-or-pay margin, and organic growth opportunities, and expected timing of closing of the proposed acquisition, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "consider," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "opportunity," "plan," "potential," "predict," "project," "shall," "should," "target," "will," or "would," or the negative of these words or other similar terms or expressions.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this presentation primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including, but not limited to, the following: the price and availability of financing, our ability to fund and close the acquisition, the anticipated timing and terms of the pending acquisition, our ability to realize the anticipated benefits of the pending acquisition, our ability to manage the risks of the pending acquisition, unplanned issues, including time delays, unforeseen expenses, cost inflation, materials or labor shortages, which could result in delayed receipt of payment or existing or anticipated project cancellations; the competitive market for liquified natural gas ("LNG") regasification services; changes in the supply of and demand for and price of LNG and natural gas and LNG regasification capacity; our need for substantial expenditures to maintain and replace, over the long-term, the operating capacity of our assets; our operations outside of the United States are subject to varying degrees of political, legal and economic risk; our ability to obtain and maintain approvals and permits from governmental and regulatory agencies with respect to the design, construction and operation of our facilities and provision of our services; our ability to access financing on favorable terms; our debt level and finance lease liabilities, which may limit our flexibility in obtaining additional financing, or refinancing credit facilities upon maturity; our financing agreements, which include financial restrictions and covenants and are secured by certain of our vessels; our ability to enter into or extend contracts with customers and our customers' failure to perform their contractual obligations; our ability to purchase or receive physical delivery of LNG in sufficient quantities to satisfy our delivery and sales obligations under gas sales agreements and/or LNG sales agreements or at attractive prices; our ability to maintain relationships with our existing suppliers, source new suppliers for LNG and critical components of our projects and complete building out our supply chain; risks associated with conducting business in foreign countries, including political, legal, and economic risk; the technical complexity of our floating storage and regasification units ("FSRUs") and LNG import terminals and related operational problems; the risks inherent in operating our FSRUs and other LNG infrastructure assets; customer termination rights in our contracts; adverse effects on our operations due to disruption of third-party facilities; infrastructure constraints and community and political group resistance to existing and new LNG and natural gas infrastructure over concerns about the environment, safety and terrorism; acts of terrorism, war or political or civil unrest; compliance with various international treaties and conventions and national and local environmental, health, safety and maritime conduct laws that affect our operations; our ability to pay dividends on our Class A common stock; and other risks, uncertainties and factors set forth in any of our filings with the Securities and Exchange Commission (the "SEC"). These risks and uncertainties are described more fully in our other filings with the SEC, including our most recent Annual Report on Form 10-K. All forward-looking statements are based on assumptions or judgments about future events that may or may not be correct or necessarily take place and that are by their nature subject to significant uncertainties and contingencies, many of which are outside the control of Excelerate. The occurrence of any such factors, events or circumstances would significantly alter the results set forth in these statements.

Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. For example, the current global economic uncertainty and geopolitical climate, including international wars and conflicts, and world or regional health events, including pandemics and epidemics and governmental and third-party responses thereto, may give rise to risks that are currently unknown or amplify the risks associated with many of the foregoing events or factors. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe that the statements provided herein are supported by information obtained in a reasonable manner, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

Industry Information

We obtained the industry, market, and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research, and our industry experience and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information. All such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Transaction Summary

Purchase Price	• Purchase price of $1.055 billion, payable in cash » No assumed debt • ~9x Jamaica business 2025E Adjusted EBITDA multiple
Assets and Operations Acquired	• Montego Bay LNG Terminal – Regasification & LNG Storage and Distribution Facility • Old Harbour LNG Terminal – LNG Storage, Regasification & Natural Gas Import Facility • Clarendon CHP Plant – 100 MW Combined Heat & Power Co-Generation Plant • Includes all associated operations, pipelines & infrastructure
Expected Financing	• Combination of permanent financing and cash-on-hand, backstopped by $850 million fully committed bridge facility
Transaction Accretion	• Immediately accretive to earnings per share
Expected Close	• Expected closing as early as the second quarter of 2025 after satisfaction of customary closing conditions

Excelerate Energy's Acquisition of Jamaica Business Fully Aligned with Growth Strategy

Strategic Fit	Projected Benefits
Ownership of acquired terminals and downstream infrastructure will enhance long-term contract revenue and margins	Immediately accretive to earnings per share and significantly enhances operating cash flow
Acquired assets diversify geographic exposure and customer base and provide access to a desirable market supporting long-term LNG sale and purchase agreements	Long-term contracted cash flows with high-quality customers
Acquisition of downstream and "last-mile" infrastructure will secure pull-through demand and value-accretive off-take for LNG supply portfolio	Enhances Excelerate's operational and financial profile
	Adds to pipeline of potential growth opportunities

Jamaica Business Overview

Acquired Assets & Operations



Storage & Distribution
Provides critical LNG to local, industrial customers
Owned Direct Pipeline
Owned Truck Transportation
Clarendon CHP Plant
Caribbean's first heat and power plant
Local Customers
Jamaica
Kingston
Montego Bay Terminal
Allowed Jamaica to diversify its energy supply for first time
Shuttle vessel
Old Harbour Terminal
First-of-its-kind facility in Jamaica
LNG cargo
Third-Party Power Plants
Bogue Power Plant (JPS)
Old Harbour Power Plant (SJPC)

Jamaica Business By the Numbers



Total Jamica Electricity Generation by Fuel Type[1]
14%
33%
~4,665 GWh
53%
Oil & Diesel
Natural Gas
Renewables
Contract Type[2]
14%
86%
Fixed Take-or-Pay
Variable Nominations

~30 TBtu Annual LNG Supplied

(1) Data as of 2023. Multiple sources including Jamaica Ministry of Science, Energy, Telecommunications and Transport and third-parties.
(2) Represents contract portfolio as of December 31, 2024

Investment Highlights

Complements Excelerate's operational expertise while enhancing our contract profile and growth strategy

1. Fully Integrated Downstream LNG Import and Power Infrastructure with High Barriers to Entry
2. Long-Term Contracted Assets with High-Quality Customers
3. Provider of "Last-Mile" LNG Infrastructure in a Desirable Atlantic Basin Natural Gas Market
4. Pipeline of Potential Growth Opportunities

1 Fully Integrated Downstream LNG Import and Power Infrastructure with High Barriers to Entry

LNG import infrastructure located in a key Atlantic Basin natural gas market

One of four gas-fired power plants in Jamaica, providing essential power to Jamaican grid & steam to Jamalco Alumina Refinery

Jamaica's only two LNG terminals, serving power plants and industrial customers through pipelines and truck delivery

Significant first-mover advantage with years of capital invested in Jamaica's sole LNG platform

Montego Bay Terminal



- Capacity: 11 TBtu/yr.
- LNG Storage: ~0.15 TBtu
- Docking infrastructure, regasification plant, LNG storage, natural gas pipelines, truck rack and owned fleet
- Operations began 2016

Old Harbour Terminal



- FSRU Size: 170,000 cubic meters
- Capacity: 180 TBtu/yr
- FSRU, docking infrastructure, subsea and onshore natural gas pipelines
- Operations began 2019

Clarendon CHP Plant



- Nameplate Capacity: 100 MW
- Current Baseload Power: 100 MW
- Steam Capacity: 300,000 lbs/hr.
- Operations began 2020

2 Long-Term Contracted Assets with High-Quality Customers

Infrastructure-like contract profile with attractive long-term offtake tenor and robust recontracting opportunities

~13 Years of Weighted Average Contract Life, ~21 Years Including Extensions[1]

~$2.9bn of Cumulative Take-or-Pay Direct Margin through 2039[2]

A3 / A- Weighted Average Credit Rating[3]

Nearly 100% of Revenue has Contractual Inflation Escalators

86% of Contracts are Take-or-Pay

No Material Expirations Until 2038


2025
2030
2035
2040
2045
2050
Old Harbour/ Old Harbour Power Plant (SJPC)
~14 years
~10 years
(4) Clarendon CHP/ Grid Power (JPS)
~15 years
~10 years
Montego Bay/ Bogue Power Plant (JPS)
~14 years
~5 years
Montego Bay/ Small-Scale Weight Avg.
~6 years(1)
Clarendon CHP/ Jamalco Alumina Refinery – Steam
~15 years
~10 years
Initial Term
Extension Option(5)

(1) Reflects revenue weighted average remaining customer contract life. Calculation as of January 1, 2025; equates to ~21 years when including extension options.
(2) Direct margin reflects base business take-or-pay revenue minus cost of LNG supply from 2025 through 2039. Calculation as of December 31, 2024.
(3) Reflects revenue weighted average credit rating of ultimate ownership group behind large-scale contract counterparties (i.e., excludes unrated customers).
(4) Reflects combined PPA and GSA agreements. PPA contract will be extended in connection with the mutual extension of the GSA agreement.
(5) Extension options are typically mutual (i.e., "two way") options.

3 Provider of "Last-Mile" LNG Infrastructure in a Desirable Atlantic Basin Natural Gas Market



Diversifies Geographic and Operational Exposure with position in a desirable Atlantic Basin natural gas market with access to abundant Gulf Coast LNG supply sources

Complements Excelerate's Existing LNG Supply Portfolio with 20-year Venture Global agreement for 0.7 MTPA aligned with Jamaican ~21-year weighted average contract length when including extension options

Extends Excelerate's position as trusted partner for sovereign governments and major LNG producers around the world

❹ Pipeline of Potential Growth Opportunities



LNG Bunkering

- Potential to use existing infrastructure and assets to service additional commercial ships in high-traffic location
- Expanding fleet of LNG vessels with strong demand for long-term contracts
- Currently bunkering on a spot basis, allowing for flexibility to cater to immediate demands and market conditions



Clarendon Expansion

- Opportunity to double the generation capacity of Clarendon CHP plant
- Provides valuable baseload power at a highly competitive cost to meet anticipated increase in Jamaica electricity demand



Incremental Gas Supply

- Opportunities to continue growing LNG fuel supply for industrial, hospitality and food & beverage customers
- Migration of power production in Jamaica away from oil is expected to continue
- Demand for additional baseload power in Jamaica is expected to increase

Excelerate Energy's Acquisition of Jamaica Business Fully Aligned with Growth Strategy

Strategic Fit	Projected Benefits
Ownership of acquired terminals and downstream infrastructure will enhance long-term contract revenue and margins	Immediately accretive to earnings per share and significantly enhances operating cash flow
Acquired assets diversify geographic exposure and customer base and provide access to a desirable market supporting long-term LNG sale and purchase agreements	Long-term contracted cash flows with high-quality customers
Acquisition of downstream and "last-mile" infrastructure will secure pull-through demand and value-accretive off-take for LNG supply portfolio	Enhances Excelerate's operational and financial profile
	Adds to pipeline of potential growth opportunities

EXCELERATE ENERGY